Exhibit-10.1
EXECUTION VERSION
CONSENT AND FIRST AMENDMENT TO CREDIT AGREEMENT
     THIS CONSENT AND FIRST AMENDMENT TO CREDIT AGREEMENT (this “Amendment”) is entered into as of March 31, 2006 by and among COMSYS SERVICES LLC, a Delaware limited liability company (“COMSYS Services”), COMSYS INFORMATION TECHNOLOGY SERVICES, INC., a Delaware corporation (“COMSYS IT”), PURE SOLUTIONS, INC., a California corporation (“Pure Solutions”; COMSYS Services, COMSYS IT and Pure Solutions are referred to herein each individually as a “Borrower” and collectively as the “Borrowers”), COMSYS IT PARTNERS, INC., a Delaware corporation (“Holdings”), PFI LLC, a Delaware limited liability company (“PFI”), COMSYS Services, acting in its capacity as borrowing agent and funds administrator for the Borrowers (in such capacity, the “Funds Administrator”), the financial institutions from time to time parties thereto (the “Lenders”), MERRILL LYNCH CAPITAL, a division of Merrill Lynch Business Financial Services Inc., individually as a Lender, as administrative agent (the “Agent”), Sole Bookrunner and Sole Lead Arranger, ING CAPITAL LLC, as co-documentation agent and as a Lender, ALLIED IRISH BANKS PLC, as co-documentation agent (together with ING Capital LLC, the “Co-Documentation Agents”) and as a Lender, and GMAC COMMERCIAL FINANCE LLC, as syndication agent (the “Syndication Agent”) and as a Lender.
W I T N E S S E T H:
     WHEREAS, the Borrowers, Holdings, PFI, the Agent, the Co-Documentation Agents, the Syndication Agent and each Lender are parties to that certain Credit Agreement dated as of December 14, 2005 (as the same may be amended, restated, supplemented or otherwise modified and in effect from time to time, the “Credit Agreement”);
     WHEREAS, on the Closing Date, COMSYS Services owned two hundred forty eight (248) shares of the common stock of VTP-CA, Inc., a North Carolina corporation (“VTPCA”);
     WHERAS, the Borrowers have requested that the Agent and the Lenders (a) consent to the acquisition (the “Acquisition”) by COMSYS Services of the remainder of the issued and outstanding capital stock of VTPCA, which shall change its name (the “COMSYS Canada Name Change”) to COMSYS IT Canada, Inc., a North Carolina corporation (VTPCA, following the consummation of the Acquisition shall be referred to herein as “COMSYS Canada”) following the consummation of the Acquisition and (b) amend the Credit Agreement as hereinafter set forth; and
     WHEREAS, the Agent and the Lenders agree to accommodate such requests of the Credit Parties, on the terms and subject to the conditions herein set forth.
     NOW, THEREFORE, in consideration of the mutual agreements, provisions and covenants contained herein, the parties agree as follows:
     1. Defined Terms. Capitalized terms used but not defined herein shall have the meanings ascribed to them in the Credit Agreement.

     2. Amendments. Effective as of the date of the Acquisition, upon satisfaction of the conditions precedent set forth in Section 5 hereof, the Credit Agreement is amended as set forth in this Section 2:
     (a) Section 1.1. Section 1.1 of the Credit Agreement is hereby amended by adding thereto the following defined terms and their respective definitions in the correct alphabetical order:
“COMSYS Canada” means, prior to the consummation of the COMSYS Canada Name Change, VTP-CA, Inc., a North Carolina corporation, and following the consummation of the COMSYS Canada Name Change, COMSYS IT Canada, Inc., a North Carolina corporation.
“COMSYS Canada Name Change” means the change of the legal name of VTP-CA, Inc. to COMSYS IT Canada, Inc., which shall be filed with the Secretary of State of the State of North Carolina after the First Amendment Effective Date.
“First Amendment” means that certain Consent and First Amendment to Credit Agreement dated as of the First Amendment Effective Date by and among the Borrowers and certain other Credit Parties, the Agent, the Co-Documentation Agents, the Syndication Agent and the Lenders.
“First Amendment Effective Date” means March 31, 2006.
     (b) Section 1.1. Section 1.1 of the Credit Agreement is hereby further amended by substituting the following definition of the term “Credit Party” set forth below in lieu of the current version of such definition contained in Section 1.1 of the Credit Agreement:
“Credit Party” means Holdings, PFI, each Borrower, COMSYS Canada and each of their respective Subsidiaries.
     (c) Section 3.4. Section 3.4 of the Credit Agreement is hereby deleted in its entirety and the following is substituted in lieu thereof:
“Section 3.4 Capitalization.
     The authorized equity securities of each of the Credit Parties as of the Closing Date is as set forth on the Information Certificate. All issued and outstanding equity securities of each of the Credit Parties are duly authorized and validly issued, fully paid, nonassessable, and, solely with respect to the equity securities of PFI, each Borrower, COMSYS Canada and each of their respective Subsidiaries, free and clear of all Liens other than those in favor of Agent for the benefit of Agent and Lenders and other Liens permitted pursuant to Section 5.2(d) and Section 5.2(h), and all such equity securities of each Credit Party were issued in compliance with all applicable state, federal and foreign laws concerning the issuance of securities. The identity of the holders of the equity securities of each of the Credit Parties and the percentage of their fully-diluted ownership of the equity securities of each of the Credit Parties as of the Closing Date is set forth on the Information Certificate. Holdings owns all of the issued and outstanding equity securities of COMSYS IT and PFI. COMSYS IT owns all of the issued and outstanding equity securities of COMSYS Services, Pure Solutions and COMSYS Limited. COMSYS Services owns all of the issued and outstanding equity securities of COMSYS Canada. No shares of the capital stock or other equity securities of any Credit Party, other than those described above, are issued and outstanding. Except as set forth on the Information Certificate, as of the Closing Date there are no preemptive or other outstanding rights, options, warrants, conversion rights or similar agreements or understandings for the purchase or acquisition from any Credit Party of any equity securities of any such entity.”
     (d) Section 5.8(j). Section 5.8(j) of the Credit Agreement is hereby deleted in its entirety and the following is substituted in lieu thereof:
“Investments of Holdings (to the extent owned by Holdings on the Closing Date) in the capital stock or other equity securities of (i) Econometrix, Inc., a California corporation, (ii) AutoHire Development, Inc. and (iii) PFI, provided, in each case, all of the outstanding capital stock or other equity interests of any such Person owned by Holdings has been pledged to Agent;”
     (e) Section 9.1. Section 9.1(j) of the Credit Agreement is hereby deleted in its entirety and the following is substituted in lieu thereof:
“(j) (1) any person or group of persons (within the meaning of the Securities Exchange Act of 1934) (other than Wachovia Investors, Inc. and its Affiliates) shall have acquired beneficial ownership (within the meaning of Rule 13d-3 under the Securities Exchange Act of 1934) of fifty percent (50%) or more of the issued and outstanding shares of capital stock of Holdings having the right to vote for the election of the directors of Holdings under ordinary circumstances, (2) Holdings shall cease to directly own and control one hundred percent (100%) of each class of the outstanding equity interests of COMSYS IT and PFI, (3) COMSYS IT shall cease to directly own and control one hundred percent (100%) of the equity interests of COMSYS Services, Pure Solutions and COMSYS Limited, (4) COMSYS Services shall cease to directly own and control one hundred percent (100%) of the equity interests of COMSYS Canada, (5) each Borrower shall cease to, directly or indirectly, own and control one hundred percent (100%) of each class of the outstanding equity interests of each Subsidiary of such Borrower (except, with respect to clauses (2), (3), (4) and (5), to the extent permitted in Section 5.7(a)), (6) any “Change in Ownership,” “Fundamental Change,” or terms of similar import occurs under the Holdings Certificate of Designations, or (7) a period of ninety (90) consecutive days shall have elapsed during which Larry L. Enterline shall cease to be the chairman of the board, chief executive officer or president of each Credit Party for any reason unless prior to the expiration of such time, a replacement reasonably satisfactory to Agent shall have been appointed and employed, or”
     3. Consent. Effective as of the date hereof, upon satisfaction of the conditions precedent set forth in Section 5 hereof, and in reliance upon the representations and warranties of the Credit Parties set forth in the Credit Agreement and in this Amendment, and notwithstanding anything to the contrary contained in the Credit Agreement or any other Financing Document, the Agent and the Lenders consent to the Acquisition, the COMSYS Canada Name Change and the Corresponding Second Lien Amendment (as defined below) and agree and acknowledge that the Acquisition shall constitute an Investment permitted under Section 5.8 of the Credit Agreement (without reliance upon Section 5.8(l) of the Credit Agreement); provided, that the foregoing consents are conditioned on the Borrowers’ delivery to Agent of the following documents no later than September 30, 2006: (i) a guaranty by COMSYS Canada (the “Subsidiary Guaranty”) whereby COMSYS Canada shall guaranty all Obligations of the Borrowers under the Credit Agreement, (ii) a Joinder to Credit Agreement and Information Certificate whereby COMSYS Canada shall become a “Credit Party” under the Credit Agreement, (iii) a pledge amendment whereby COMSYS Services shall pledge one hundred percent of the capital stock of COMSYS Canada to the Agent, for the benefit of the Lenders, together with all stock certificates of COMSYS Canada, assignments separate from certificate, proxies and other documents as the Agent reasonably shall request, pursuant to which the Agent shall have received, for the benefit of the Lenders, a first priority security interest in all of the issued and outstanding capital stock of COMSYS Canada, (iv) a security agreement executed by COMSYS Canada securing all of its obligations under the Subsidiary Guaranty, (v) a certificate of the Secretary of COMSYS Canada certifying: (A) the names and true signatures of the officers of COMSYS Canada authorized to execute, deliver and perform all obligations under the Financing Documents to which it is a party; (B) copies of the resolutions of the board of directors or other governing body of COMSYS Canada approving and authorizing the execution, delivery and performance, as applicable, of all other documents, instruments or agreements to be executed or delivered in connection herewith; and (C) the Organizational Documents of COMSYS Canada which, if applicable, shall be certified by the Secretary of State of North Carolina as of a recent date, and (vi) all other agreements, instruments and documents as the Agent may reasonably request, and the Borrowers shall take such additional actions as the Agent may reasonably require in order (A) to carry out more effectively the purposes of the Credit Agreement and the other Financing Documents, (B) to subject to the Liens created by any of the Security Documents any of the properties, rights or interests covered by any of the Security Documents, (C) to perfect and maintain the validity, effectiveness and priority of any of the Security Documents and the Liens intended to be created thereby, and (D) to better assure, convey, grant, assign, transfer, preserve, protect and confirm to the Agent and Lenders the rights granted or intended to be granted to the Agent and the Lenders under any Financing Document or under any other document executed in connection therewith.
     4. Waiver of Mandatory Prepayments in Connection with the unused portion of the 2006 Equity Issuance. Effective as of the date hereof, upon satisfaction of the conditions precedent set forth in Section 5 hereof and in reliance upon the representations and warranties of the Credit Parties set forth in the Credit Agreement, the other Financing Documents and in this Amendment, and notwithstanding anything to the contrary contained in the Credit Agreement or any other Financing Document (including, without limitation, Section 2.1(c)(iii)(D)(4), Section 2.1(e) and Section 2.2(c)(iv) of the Credit Agreement), the Agent and the Lenders hereby agree to waive the applicability of Sections 2.1(c)(iii)(D)(4), 2.1(e) and 2.2(c)(iv) of the Credit Agreement solely with respect to the 2006 Equity Issuance Available Amount, which such amount constitutes the unused portion of the Net Cash Proceeds received in connection with the 2006 Equity Issuance.

     5. Conditions Precedent. The effectiveness of this Amendment is subject to the satisfaction of the following conditions precedent:
(a)	delivery to the Agent of this Amendment executed by each Credit Party that is a party hereto, the Agent and the Lenders in form and substance reasonably satisfactory to the Agent;

(b)	the delivery to Agent of a copy of the fully executed consent and amendment to the Second Lien Debt Documents regarding the substance of this Amendment (which shall include, without limitation, the Second Lien Lenders’ consent to the transactions contemplated by Section 3 of this Amendment) (the “Corresponding Second Lien Amendment”), in form and substance reasonably acceptable to the Agent, and evidence that all conditions contained in such consent and amendment (other than the effectiveness of this Amendment) have been satisfied;

(c)	the truth and accuracy of the representations and warranties contained in Section 6 hereof; and

(d)	no Default or Event of Default under the Credit Agreement, as amended hereby, shall have occurred and be continuing.
     6. Representations and Warranties. Each Credit Party that is a party hereto hereby represents and warrants to the Agent and each Lender as follows:
(a)	the representations and warranties of the Borrowers and the other Credit Parties contained in the Financing Documents are true and correct in all material respects as of the date hereof, except to the extent that any such representation or warranty (i) relates to a specific date, in which case such representation and warranty shall be true and correct in all material respects as of such earlier date or (ii) is qualified by materiality or has Material Adverse Effect qualifiers, in which case, such representations and warranties shall be true and correct in all respects;

(b)	the execution, delivery and performance by such Credit Party of this Amendment are within its powers, have been duly authorized by all necessary action pursuant to its Organizational Documents, require no further action by or in respect of, or filing with, any governmental body, agency or official (other than (i) routine corporate, tax, ERISA, intellectual property, environmental filings and other filings from time to time necessary in connection with the conduct of such Credit Party’s business in the ordinary course, and (ii) recordings and filings in connection with the Liens granted to the Agent under the Financing Documents) and do not violate, conflict with or cause a breach or a default under any provision of applicable law or regulation or of the Organizational Documents of any Credit Party or of any agreement, judgment, injunction, order, decree or other instrument binding upon it, except for such failures to file, violations, conflicts, breaches or defaults as could not reasonably be expected to have a Material Adverse Effect;

(c)	this Amendment constitutes the valid and binding obligation of the Credit Parties that are parties hereto, enforceable against such Persons in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, or similar laws relating to the enforcement of creditor’s rights generally and by general equitable principles; and

(d)	after giving effect to this Amendment, no Default or Event of Default exists or will result from the consummation of the Acquisition.
     7. No Waiver. Except as expressly set forth herein, nothing contained herein shall be deemed to constitute a waiver of compliance with any term or condition contained in the Credit Agreement or any of the other Financing Documents or constitute a course of conduct or dealing among the parties. Except as expressly stated herein, the Agent and Lenders reserve all rights, privileges and remedies under the Financing Documents. Except as amended or consented to hereby, the Credit Agreement and other Financing Documents remain unmodified and in full force and effect. All references in the Financing Documents to the Credit Agreement shall be deemed to be references to the Credit Agreement as amended and waived hereby.
     8. Severability. In case any provision of or obligation under this Amendment shall be invalid, illegal or unenforceable in any jurisdiction, the validity, legality and enforceability of the remaining provisions or obligations, or of such provision or obligation in any other jurisdiction, shall not in any way be affected or impaired thereby.
     9. Headings. Headings and captions used in this Amendment (including the Exhibits, Schedules and Annexes hereto, if any) are included for convenience of reference only and shall not be given any substantive effect.
     10. GOVERNING LAW; SUBMISSION TO JURISDICTION. THIS AMENDMENT SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF ILLINOIS, WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES. EACH CREDIT PARTY HEREBY CONSENTS TO THE JURISDICTION OF ANY STATE OR FEDERAL COURT LOCATED WITHIN THE COUNTY OF COOK, STATE OF ILLINOIS AND IRREVOCABLY AGREES THAT, SUBJECT TO THE AGENT’S ELECTION, ALL ACTIONS OR PROCEEDINGS ARISING OUT OF OR RELATING TO THIS AMENDMENT OR THE OTHER FINANCING DOCUMENTS SHALL BE LITIGATED IN SUCH COURTS. EACH CREDIT PARTY EXPRESSLY SUBMITS AND CONSENTS TO THE JURISDICTION OF THE AFORESAID COURTS AND WAIVES ANY DEFENSE OF FORUM NON CONVENIENS. EACH CREDIT PARTY HEREBY WAIVES PERSONAL SERVICE OF ANY AND ALL PROCESS AND AGREES THAT ALL SUCH SERVICE OF PROCESS MAY BE MADE UPON SUCH PERSON BY CERTIFIED OR REGISTERED MAIL, RETURN RECEIPT REQUESTED, ADDRESSED C/O THE FUNDS ADMINISTRATOR AT THE ADDRESS

SET FORTH IN THE CREDIT AGREEMENT AND SERVICE SO MADE SHALL BE COMPLETE TEN (10) DAYS AFTER THE SAME HAS BEEN POSTED.
     11. WAIVER OF JURY TRIAL. EACH CREDIT PARTY, THE AGENT AND THE LENDERS HEREBY IRREVOCABLY WAIVE ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THE FINANCING DOCUMENTS OR THE TRANSACTIONS CONTEMPLATED THEREBY AND AGREES THAT ANY SUCH ACTION OR PROCEEDING SHALL BE TRIED BEFORE A COURT AND NOT BEFORE A JURY.
     12. Counterparts; Integration. This Amendment may be executed and delivered via facsimile with the same force and effect as if an original were executed and may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures hereto were upon the same instrument. This Amendment constitutes the entire agreement and understanding among the parties hereto with respect to the subject matter hereof and supersedes any and all prior agreements and understandings, oral or written, relating to the subject matter hereof.
     13. Reaffirmation. Each of the Credit Parties that is a party hereto, as debtor, grantor, pledgor, guarantor, assignor, or in other any other similar capacity in which such Credit Party grants liens or security interests in its property or otherwise acts as accommodation party or guarantor, as the case may be, hereby (i) ratifies and reaffirms all of its payment and performance obligations, contingent or otherwise, under each of the Financing Documents to which it is a party (after giving effect hereto) and (ii) to the extent such Credit Party granted liens on or security interests in any of its property pursuant to any such Financing Document as security for or otherwise guaranteed the Borrowers’ Obligations under or with respect to the Financing Documents, ratifies and reaffirms such guarantee and grant of security interests and liens and confirms and agrees that such security interests and liens hereafter secure all of the Obligations as amended hereby. Each of the Credit Parties hereby consents to this Amendment and acknowledges that each of the Financing Documents remains in full force and effect and is hereby ratified and reaffirmed, subject to the amendments, consents and waivers set forth herein. The execution of this Amendment shall not operate as a waiver of any right, power or remedy of the Agent or Lenders or constitute a waiver of any provision of any of the Financing Documents (except as expressly set forth herein) or serve to effect a novation of the Obligations.
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     IN WITNESS WHEREOF, the parties have executed this Amendment as of the date set forth above.

BORROWERS :

COMSYS SERVICES LLC, a Delaware limited liability company, as the Funds Administrator and as a Borrower

By:	/s/ David L. Kerr
Name:	David L. Kerr
Title:	Senior Vice President – Corporate Development

COMSYS INFORMATION TECHNOLOGY SERVICES, INC., a Delaware corporation, as a Borrower

By:	/s/ David L. Kerr

Name:	David L. Kerr
Title:	Senior Vice President – Corporate Development

PURE SOLUTIONS, INC., a Delaware corporation, as a Borrower

By:	/s/ David L. Kerr

Name:	David L. Kerr
Title:	Senior Vice President – Corporate Development
Consent and First Amendment to Credit Agreement
(COMSYS)

     IN WITNESS WHEREOF, the parties have executed this Amendment as of the date set forth above.

OTHER CREDIT PARTIES :

COMSYS IT PARTNERS, INC., a Delaware corporation

By: Name:	/s/ David L. Kerr David L. Kerr
Title:	Senior Vice President – Corporate Development

PFI LLC, a Delaware limited liability company

By:	/s/ David L. Kerr

Name:	David L. Kerr
Title:	Senior Vice President – Corporate Development
Consent and First Amendment to Credit Agreement
(COMSYS)

     IN WITNESS WHEREOF, the parties have executed this Amendment as of the date set forth above.

AGENT AND LENDER:

MERRILL LYNCH CAPITAL, a division of Merrill Lynch Business Financial Services Inc., as Agent and a Lender

By: Name:	/s/ Scott E. Gast Scott E. Gast
Title:	Vice President
Consent and First Amendment to Credit Agreement
(COMSYS)

     IN WITNESS WHEREOF, the parties have executed this Amendment as of the date set forth above.

LENDERS:

GMAC COMMERCIAL FINANCE LLC, as Syndication Agent and as a Lender

By: Name:	/s/ Thomas Brent Thomas Brent
Title:	Director

ING CAPITAL LLC, as Co-Documentation Agent and as a Lender

By:	/s/ Daryn K. Venéy

Name:	Daryn K. Venéy
Title:	Vice President

ALLIED IRISH BANKS PLC, as Co-Documentation Agent and as a Lender

By:	/s/ Martin Chin

Name:	Martin Chin
Title:	Senior Vice President

By:	/s/ Joanna McFadden

Name:	Joanna McFadden
Title:	Assistant Vice President

NORTH FORK BUSINESS CAPITAL CORPORATION, as a Lender

By:	/s/ Ari Kaplan

Name:	Ari Kaplan
Title:	Vice President
Consent and First Amendment to Credit Agreement
(COMSYS)

     IN WITNESS WHEREOF, the parties have executed this Amendment as of the date set forth above.

LENDERS (CONT.):

AIB DEBT MANAGEMENT, LIMITED, as a Lender

By: Name:	/s/ Martin Chin Martin Chin
Title:	Senior Vice President

By:	/s/ Joanna McFadden

Name:	Joanna McFadden
Title:	Assistant Vice President
Consent and First Amendment to Credit Agreement
(COMSYS)